EXHIBIT 10.7

AMENDMENT NUMBER ONE
to the
Letter Agreement
dated as of May 30, 2002
by and between
NEW CENTURY FUNDING SB-1
and
SALOMON BROTHERS REALTY CORP.

This AMENDMENT NUMBER ONE (this “Amendment”) is made this 23rd day of December, 2002, by and between NEW CENTURY FUNDING SB-1, having an address at 18400 Von Karman, Irvine, California 92612 (“the Seller”) and SALOMON BROTHERS REALTY CORP., having an address at 390 Greenwich Street, New York, New York 10013 (the “Buyer”) to the LETTER AGREEMENT, dated as of May 30, 2002, between the Seller and the Buyer (the “Letter Agreement”).

RECITALS

WHEREAS, the Seller has requested that Buyer agree to amend the Letter Agreement to extend the term thereof and to make such additional modifications to the Letter Agreement as more expressly set forth below and the Buyer has agreed to such request.

WHEREAS, as of the date of this Amendment, the Seller represents to the Buyer that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Letter Agreement and the Master Repurchase Agreement, dated as of May 30, 2002, between the Seller and the Buyer (the “Master Repurchase Agreement”) and not in default under the Letter Agreement or the Master Repurchase Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    Effective as of December 23, 2002, Section 1 of the Letter Agreement is hereby amended as follows:

(a)  The definition of “Buyer’s Margin Percentage” shall be deleted in its entirety and replaced with the following:

“Buyer’s Margin Percentage” shall mean, with respect to any Transaction as of any date of determination, 100.00%.”

(b)  The definition of “Pricing Rate” shall be deleted in its entirety and replaced with the following:

“Pricing Rate” shall be equal to LIBOR as of any date of determination plus 1.00%. The Pricing Rate is calculated on the basis of a 360-day year and the actual number of days elapsed between the Purchase Date and the date of determination.”

SECTION 2.    Defined Terms.    Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Letter Agreement.

SECTION 3.    Representations.    In order to induce the Buyer to execute and deliver this Amendment Number One, the Seller hereby represents to the Buyer that as of the date hereof, after giving effect to this Amendment Number One, the Seller is in full compliance with all of the terms and conditions of the Letter Agreement and the Master Repurchase Agreement and no Default or Event of Default has occurred under the Letter Agreement and the Master Repurchase Agreement.

SECTION 4.    Limited Effect.    This Amendment Number One shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number One, the Letter Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Letter Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Letter Agreement, any reference in any of such items to the Letter Agreement being sufficient to refer to the Letter Agreement as amended hereby.

SECTION 5.    GOVERNING LAW.    THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 6.    Counterparts.    This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

SALOMON BROTHERS REALTY CORP.

By:	/s/ EVAN J. MITNICK
Name: Title: Vice President

NEW CENTURY FUNDING SB-1

By:	/s/ ILLEGIBLE
Name: Title:

The undersigned Guarantors under the Guaranty and Pledge Agreement dated as of May 30, 2002, hereby acknowledges and agrees to the amendments, modifications and supplements to the Letter Agreement made pursuant to this Amendment Number One.

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ KEVIN CLOYD
Name: Title: Senior Vice President

NEW CENTURY FINANCIAL CORPORATION

By:	/s/ LARRY MORETTI
Name: Title: SVP, CIO

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